Executed this 8th day of October, 1999.                  No. 8100202048

Amount $15,000,000.00                                    Due: As described below

      On or before 11/01/2000 the Undersigned, jointly and severally, if more than one, for value received, promises to pay to the order of LaSalle Bank National Association (hereinafter, together with any holder thereof, called "Bank"), at the main office of the Bank, located at 135 S. LaSalle St., Chicago, IL 60603, the principal sum of **Fifteen Million Dollars DOLLARS ($15,000,000.00) or if less, the aggregate unpaid principal amount of all loans made by the Bank, to the Undersigned. The unpaid principal amount hereof shall bear interest at the rate of **% per annum. Interest shall be payable from the date hereof on the aggregate unpaid principal amount of all loans made by the Bank to the Undersigned as follows: (check one) XX quarterly, or ____ monthly beginning February 01, 2000 and continuing (check one) XX quarterly, or ____ monthly thereafter, and at maturity hereof. Interest after maturity (whether by reason of acceleration or otherwise) shall be paid on the unpaid balance at the rate of P+ 2.0000% per annum. If the designation of said rate includes the letter "R" or the term "Reference," such letter or term shall mean the "Reference Rate," which at any time, and from time to time, shall be the rate of interest then most recently announced by the Bank as its Reference Rate, which is not necessarily the Bank's lowest or most favorable rate of interest at any one time. Each change in the interest rate hereon shall take effect on the effective date of the change in the Reference Rate. The Bank shall not be obligated to give notice of any change in the Reference Rate. The Reference Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed, unless otherwise specified herein.

      The Undersigned, and each one of them, hereby authorize the Bank to charge any account of the Undersigned, and each one of them, for all sums due hereunder. Principal payments submitted in funds not available until collected shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension.

      This Note is executed pursuant to a revolving line of credit under which Undersigned is indebted to Bank and evidences the aggregate unpaid principal amount of all advances made or to be made by Bank to Undersigned under the Note. All advances and repayments hereunder shall be evidenced by entries on the books and records of Bank which shall be presumptive evidence of the principal amount and interest owing and unpaid on this Note, or any renewal or extension hereof. The failure to so record any such amount or any error so recording any such amount shall not, however, limit or otherwise affect the obligations of the Undersigned hereunder or under any note to repay the principal amount of the liabilities together with all interest accruing thereon.

      Advances under this Note may be made by Bank upon oral or written request of any person whose authority to so act has not been revoked by the Undersigned, by the writing theretofore received by Bank at its main office. Any such advances shall be conclusively presumed to have been made by Bank to or for the benefit of the Undersigned. The Undersigned does hereby irrevocably confirm, ratify and approve all such advances by Bank and does hereby indemnify Bank against losses and expenses (including court costs, attorneys' and paralegals' fees) and shall hold Bank harmless with respect thereto.

      As security for the payment of this Note and any and all other liabilities and obligations of the Undersigned, or any one of them, (and of any partnership in which any of the Undersigned, or any one of them, is or may be a partner) to Bank, howsoever created, arising or evidenced, and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether direct to indirect, or absolute or contingent, and whether several, joint or joint and several (all of which liabilities and obligations, including this Note, are hereinafter called the "Obligations"), the Undersigned, jointly and severally, do hereby pledge, assign, transfer and deliver to Bank and do hereby grant to Bank a continuing security interest in and to 100% of the common stock of Great Southern Bank and any stock splits, substitutions, proceeds or dividends thereof.

      **See Attached Rider.

      (If no additional property is hereby pledged, insert the word "none" in the space indicated above. If additional property is pledged, and a Rider is attached hereto, the Rider shall constitute by express reference, a part hereof.)

      All of the aforesaid property and the products and proceeds therefrom, including the proceeds of insurance thereon, are herein collectively called the "Collateral". The terms used herein to identify the Collateral shall have the respective meanings assigned to such terms as of the date hereof in the Illinois Uniform Commercial Code. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect the right of the Bank to retain the Collateral for any other of the Obligations.

      If the Collateral, or any part thereof, is real estate, all covenants, conditions and agreements contained in any such mortgage or other instrument encumbering the real estate, hereby are incorporated herein by express reference, and a default thereunder shall be and constitute a default under this Note and any other of the Obligations. If a separate security agreement is executed by the Undersigned in conjunction with this Note, or any other of the Obligations, all covenants, conditions and agreements contained in the security agreement are hereby incorporated herein by express reference and a default thereunder shall be and constitute a default under this Note and any other of the Obligations.

      The Bank's security interests in each of the foregoing Collateral shall be valid, complete and perfected whether or not the same shall be covered by a specific assignment.

      The Bank shall have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Undersigned, or any one of them, shall reasonably request in writing, provided that such request shall not be inconsistent with Bank's status as a secured party, but the failure to comply with any such request shall not be deemed a failure to exercise reasonable care. No failure of Bank to preserve or protect any rights with respect to the Collateral against prior or third parties, or to do any act with respect to preservation of the collateral, not so requested by the Undersigned, or any of them, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral. The Undersigned, or any one of them, shall have the sole responsibility for taking such action as may be necessary, from time to time, to preserve all rights of the Undersigned, or any one of them, and Bank in the Collateral against prior or third parties. Without limiting the generality of the foregoing, where Collateral consists in whole or in part of securities, the Undersigned, and each one of them, represent to, and covenant with, the Bank that the Undersigned, and each one of them, has made arrangements for keeping informed of changes or potential changes affecting the securities (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Undersigned, and each one of them, agree that the Bank shall have no responsibility or liability for informing the Undersigned, or any one of them, of any such or other changes or potential changes or for taking any action or omitting to take any action with respect thereto.

      All obligations of the Undersigned, or any one of them, and all rights, powers and remedies of the Bank, expressed herein shall be in addition to, and not in limitation of, those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Obligations or any security therefor. In addition to all other rights possessed by it, the Bank may, from time to time, after default (as hereinafter provided), at its sole discretion, and without notice to the Undersigned, or any one of them, take any or all of the following actions: (1) transfer the whole or any part of securities which may constitute Collateral into the name of itself or its nominee without disclosing, if the Bank so desires, that such securities so transferred are subject to the security interest granted hereunder, and any corporation or association, or any of the managers or trustees of any trust, issuing any of said securities, or any transfer agent, shall not be bound to inquire, in the event that the Bank or said nominee makes any further transfer of said securities, or any portion thereof, as to whether the Bank or the nominee of the Bank has the right to make such further transfer, and shall not be liable for transferring the same; (2) notify any obligors on any of the Collateral to make payment to the Bank of any amounts due or to become due with respect thereto; (3) enforce collection of any of the Collateral by suit or otherwise, or surrender, release or exchange all or any part thereof; (4) take possession or control of any proceeds and products of any of the Collateral, including the proceeds of insurance thereon; (5) extent or renew or modify for one or more periods (whether or not longer than the original period) this Note, or any other of the Obligations, or any obligation of any nature of any obligor with respect to this Note, or any other of the Obligations, or any of the Collateral, and grant any releases, compromises or indulgences with respect to this Note, or any other of the Obligations, or any extension or renewal thereof, or any security therefor, or to any obligor hereunder or thereunder; (6) vote the Collateral; (7) make an election with respect to the Collateral under
Section 1111 of the United States Bankruptcy Code or take action under Section 364 or any other section of the United States Bankruptcy Code, now existing or hereafter amended; provided, however, that any such action of the Bank as herein set forth shall not, in any manner whatsoever, impair or affect the liability hereunder, nor prejudice, nor waive, nor be construed to impair, affect, prejudice or waive Bank's rights and remedies at law, in equity or by statute, nor release or discharge, nor be construed to release or discharge, the Undersigned, or any one of them, or any guarantor or other person, firm, corporation or other entity liable to the Bank for the Obligations and indebtedness, whether now existing or hereafter created or arising; (8) at any time, and from time to time, accept additions to, releases, reductions, exchanges or substitution of the Collateral, without in any way altering, impairing, eliminating or affecting the provisions of this Note, or any of the other Obligations, or the Bank's rights hereunder and under any of the other Obligations.

      The Undersigned, and each one of them, shall be in default hereunder if:
(1) any amount payable on any of the Obligations, or on the obligations of any obligor hereunder, is not paid when due; or (2) the Undersigned, or any one of them, shall otherwise fail to perform any of the promises to be performed by the Undersigned, or any one of them, hereunder or under any other security agreement or other agreement with Bank; or (4) the Undersigned, or any one of them, or any other party liable with respect to the Obligations, or any guarantor or accommodation endorser or third party pledger, shall make any assignment for the benefit of creditors, or there shall be commenced any bankruptcy, receivorship, insolvency, reorganization, dissolution or liquidation proceedings by or against, or the entry of any judgement, levy, attachment, garnishment or other process, of the filing of any lien against any of the Undersigned or any guarantor, or any other party liable with respect to the Obligations, or accommodation endorser or third party pledger for any of the Obligations, or against any of the Collateral or any of the collateral under a separate security agreement signed by any one of them; or (6) this Note is secured by an additional or separate security agreement, then the occurrence of any default thereunder; or (8) the determination by the Bank that a material adverse change has occurred in the financial condition of the Undersigned from the condition set forth in the most recent financial statement of the Undersigned furnished to the Bank, or from the financial condition of the Undersigned most recently disclosed to Bank in any manner; or (9) any oral or written warranty, representation, certificate or statement of the Undersigned to the Bank is untrue; or (10) the failure to do any act necessary to preserve and maintain the value and collectability of the Collateral; or (11) failure of the Undersigned after request by the Bank to furnish financial information or to permit the inspection by the Bank of the Undersigned's books and records; or (12) any guarantor of this Note or of any of the other Obligations shall contest the validity of such guaranty; or (13) the occurrence of any material adverse event which causes a change in the financial condition of the Undersigned, or which would have a material adverse effect on the business of the Undersigned. The Bank shall provide the Undersigned with 5 days' written notice and opportunity to cure in connection with any monetary defaults and 10 days' notice and opportunity to cure in connection with any non-monetary defaults.

      Whenever the Undersigned, or any one of them, shall be in default as aforesaid, without demand or notice of any kind, the entire unpaid amount of all Obligations shall become immediately due and payable, and: (1) Bank may sell all or any of the Collateral at public or private sale, upon such terms and conditions as Bank may deem proper, and Bank may purchase any or all of the Collateral at any such sale, and Bank may apply the net proceeds, after deducting all costs, expenses, attorneys' and paralegals' fees incurred or paid at any time in the collection, protection and sale of the Collateral and the Obligations, to the payment of this Note and/or any of the other Obligations, returning the excess proceeds, if any, to the Undersigned, or any one of them, the Undersigned and each one of them, remaining jointly and severally liable for any amount remaining unpaid after such application, with interest; and (2) Bank may exercise, from time to time, any and all rights and remedies available to it under the Uniform Commercial Code of Illinois, or otherwise available to it, including those available under any written instrument (in addition to this Note) relating to any of the Obligations or any security therefor, and may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including costs of collection and attorneys' and paralegals' fees, and in such order of application as the Bank may, from time to time, elect, any balances, credits, deposits, accounts or moneys of the Undersigned in possession, control or custody of, or in transit to the Bank. Any notification of intended disposition of any of the Collateral required by law shall be conclusively deemed reasonably and properly given if given at least five (5) calendar days before such disposition hereby confirming, approving and ratifying all acts and deeds of the Bank relating to the foregoing, and each part thereof.

      THE UNDERSIGNED, AND EACH ONE OF THEM, WAIVES THE BENEFIT OF ANY LAW THAT WOULD OTHERWISE RESTRICT OR

LIMIT BANK IN THE EXERCISE OF ITS RIGHT, WHICH IS HEREBY ACKNOWLEDGED, TO APPROPRIATE WITHOUT NOTICE AND REGARDLESS OF THE COLLATERAL, AT ANY TIME HEREAFTER, ANY INDEBTEDNESS MATURED OR UNMATURED, OWING FROM BANK TO THE UNDERSIGNED, OR ANY OF THEM. THE BANK MAY, FROM TIME TO TIME, WITHOUT DEMAND OR NOTICE OF ANY KIND, APPROPRIATE AND APPLY TOWARD THE PAYMENT OF SUCH OF THE OBLIGATIONS, AND IN SUCH ORDER OF APPLICATION, AS THE BANK MAY, FROM TIME TO TIME, ELECT. ANY AND ALL SUCH BALANCES, CREDITS, DEPOSITS, ACCOUNTS, MONEYS, CASH EQUIVALENTS AND OTHER ASSETS, OF OR IN THE NAME OF THE UNDERSIGNED, OR ANY ONE OF THEM, THEN OR THEREAFTER WITH THE BANK. THE UNDERSIGNED, AND EACH ONE OF THEM, DO HEREBY ASSIGN AND TRANSFER TO THE BANK ANY AND ALL CASH, NEGOTIABLE INSTRUMENTS, DOCUMENTS OF TITLE, CHATTEL PAPER, SECURITIES, CERTIFICATES OF DEPOSIT, DEPOSIT ACCOUNTS, OTHER CASH EQUIVALENTS AND OTHER ASSETS OF THE UNDERSIGNED, OR ANY ONE OF THEM IN THE POSSESSION OR CONTROL OF THE BANK FOR ANY PURPOSE.

      WITH THE EXCEPTION OF MATTERS ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BANK, THE UNDERSIGNED, AND EACH ONE OF THEM, WAIVE EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED, OR ANY ONE OF THEM, MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY BANK IN ENFORCING THIS NOTE AND/OR ANY OF THE OTHER OBLIGATIONS, OR THE COLLATERAL AND RATIFY AND CONFIRM WHATEVER BANK MAY DO PURSUANT TO THE TERMS HEREOF AND WITH RESPECT TO THE COLLATERAL AND AGREE THAT BANK SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGEMENT OR MISTAKES OF FACT OR LAW. THE BANK AND THE UNDERSIGNED, AND EACH ONE OF THEM, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT EITHER OR ANY MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDINGS BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER OBLIGATIONS, OR THE COLLATERAL, OR ANY AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING, IN WHICH THE BANK AND THE UNDERSIGNED, OR ANY ONE OF THEM, ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK GRANTING ANY FINANCIAL ACCOMMODATION TO THE UNDERSIGNED, OR ANY ONE OF THEM.

      The Undersigned, and any other party liable with respect to the Obligations, any guarantors, and any and all endorsers and accommodation parties, and each one of them, waive any and all presentment, demand, notice of dishonor, protest and all other notices and demands in connection with the enforcement of Bank's rights hereunder, and hereby consent to, and waive notice of release with or without consideration, of any of the Undersigned or of any collateral. No default shall be waived by the Bank except in writing. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. This Note: (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to the legal effectiveness of this Note; (ii) contains the entire agreement between the Undersigned and Bank; (iii) is the final expression of their intentions; and
(iv) supercedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written had been made by Bank or relied upon by the Undersigned in connection with the execution hereof. No modification, discharge, termination or waiver of any of the provisions hereof shall be binding upon the Bank, except as expressly set forth in writing duly signed and delivered on behalf of the Bank.

      The Undersigned, and each one of them, jointly and severally, agree to pay all costs, legal expenses, attorneys' fees and paralegals' fees of every kind, paid or incurred by Bank in enforcing its rights hereunder, including, but not limited to, litigation or proceedings initiated under the United States Bankruptcy Code, or in respect to any other of the Obligations, or in connection with the Collateral or in defending against any defense, cause of action, counterclaim, setoff or crossclaim based on any act of commission or omission by the Bank with respect to this Note or any other of the Obligations or Collateral, or both, promptly on demand of Bank or other person paying or incurring the same.

      The Bank may at any time transfer this Note and Bank's rights in any or all of the Collateral, and Bank thereafter shall be relieved from all liability with respect to such Collateral.

      TO INDUCE THE BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE, THE UNDERSIGNED (AND EACH ONE OF THEM, IF MORE THEN ONE) IRREVOCABLY AGREES THAT, ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS NOTE OR ANY OTHER AGREEMENT WITH THE BANK, OR THE COLLATERAL SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, AND THE UNDERSIGNED (OR ANY, IF MORE THAN ONE) HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NONCONVENIENS, AND THE UNDERSIGNED (OR ANY IF MORE THAN ONE) HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE UNDERSIGNED AT THE ADDRESS INDICATED IN THE BANK'S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. FURTHERMORE THE UNDERSIGNED, AND EACH ONE OF THEM, WAIVE ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF THE BANK'S RIGHTS HEREUNDER, AND HEREBY CONSENT TO, AND WAIVE NOTICE OF THE RELEASE WITH OR WITHOUT CONSIDERATION OF ANY OF THE UNDERSIGNED OR OF ANY COLLATERAL.

      No action shall be commenced by the Undersigned for any claim against the Bank under the Obligations as herein defined unless a written notice specifically setting forth said claim shall have been given to the Bank within thirty (30) days after the occurrence of the event which the Undersigned alleges gave rise thereto. Failure to give such notice shall constitute a waiver of any such claim.

      The loan evidenced hereby has been made and this Note has been delivered at the Bank's main office. This Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Undersigned, and each one of them, and their respective heirs, legal representatives, successors and assigns. If this Note contains any blanks when executed by the Undersigned, or any one of them, the Bank is hereby authorized, without notice to the Undersigned, or any one of them, to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law. But if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be, jointly and severally, obligated hereunder.

      If the Undersigned is a corporation, the Undersigned represents and warrants to Bank that the execution and delivery of this Note has been duly authorized by resolutions heretofore adopted by its Board of Directors and Shareholders in accordance with law and its bylaws, that said resolutions have not been amended nor rescinded are in full force and effect and that the officer or officers executing and delivering this Note for and on behalf of the Undersigned, is/are duly authorized so to act. Bank, in extending financial accommodations to the Undersigned, is expressly acting and relying upon the aforesaid representations and warranties.

      The Undersigned, and each one of them (if more than one), acknowledge and agree that the lending relationship hereby created with the Bank is and has been conducted on an open and arm's length basis in which no Fiduciary relationship exists and that the Undersigned, and each one of them (if more than one) has not relied and is not relying on any such fiduciary relationship in consummating the loan(s) evidenced by this Note.

      As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.

IN WITNESS WHEREOF, each of the Undersigned, if more than one, has executed this Note on the date above set forth.

(INDIVIDUALS SIGN BELOW)           (CORPORATION OR PARTNERSHIP SIGN BELOW)
                                        GREAT SOUTHERN BANCORP, INC.

-----------------------            ---------------------------------------------
Name:                              Name of Corporation or Partnership:
                                   1451 E. Battlefield
-----------------------            ---------------------------------------------
Address:                           Address:
                                   Springfield,             MO    65804
-----------------------            ---------------------------------------------
                                   By:  /s/ Don M. Gibson
Name:                              ------------------------------------------
                                   Name: Don M. Gibson
-----------------------            Title:   Vice Chairman
Address:
                                   If a corporation signature shall be attested
-----------------------            and corporate seal shall be affixed as
                                   follows:
-----------------------
Name:                              ATTEST:

-----------------------                               [SEAL]
Address:
                                   By: William V. Turner
-----------------------               ------------------------------------------
                                       Name: William V. Turner
                                       Title: Chairman
STATE OF   MO     )
          --------) SS
COUNTY OF GREENE  )
          --------

I, James Kimler, a Notary Public in and for the State and County aforesaid, do hereby certify that before me this day personally appeared William V. Turner & Don Gibson.

(a)(For Corporation) known to me to be the Chairman and Vice Chairman of Great Southern Bancorp, Inc., a corporation and each (b) (For Partnership) known to me to be one of the partners of the partnership that executed the above and foregoing Agreement and (c) (For Individual) known to me to be the same person(s) whose name is/are subscribed to the above and foregoing Agreement, and acknowledge to me that he/she (they) executed and delivered the above and foregoing Agreement as his/her(their) free and voluntary act, for the uses and purposes set forth in said Agreement.

GIVEN under my hand and notarial seal this 28 day of October 1999.

                        /s/ James Kimler
                        ---------------------------------------
                              Notary Public
                        My Commission Expires: 9-25-00
                                              -----------

                RIDER ATTACHED TO AND MADE A PART OF THAT CERTAIN
       $15,000,000 REVOLVING NOTE DATED AS OF OCTOBER 8, 1999 (THE "NOTE")
                 BY GREAT SOUTHERN BANCORP, INC. (THE "MAKER")
           PAYABLE TO LASALLE BANK NATIONAL ASSOCIATION (THE "BANK")

The following provisions are hereby added to the Note and made a part thereof as if fully set forth therein. Capitalized words used herein without a definition have the respective meanings assigned to such terms in the Note.

      1. Minimum Loan Advances. All loan advances under this Note shall be in a minimum amount of $500,000.

      2. Interest Rate. The outstanding principal amount of this Note outstanding from time to time shall bear interest at the Interest Rate (as defined below). Interest shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. As used herein, the phrase "Interest Rate" shall mean, as applicable, the Prime Rate or the LIBOR Rate.

      3. Prime Rate. Subject to the right of Maker to convert the interest rate as provided in Section 4 below, the principal balance of this Note outstanding from time to time shall bear interest at the Prime Rate minus 1.40% per annum. As used herein, the phrase "Prime Rate" means the rate in effect from time to time as set by the Bank and called its Prime Rate. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate is changed by the Bank. The Bank shall not be obligated to give notice of any change in the Prime Rate.

      4. Interest Rate Conversion Option. (a) Notwithstanding the foregoing, the Maker shall provide the Bank with written or oral notice to elect the LIBOR Rate (as defined below) plus one and one-quarter percent (1.25%). Advances for LIBOR Rate loans shall be in minimum amounts of $500,000.

      (b) LIBOR Rate. (i) For purposes hereof, the phrase "LIBOR Rate" means the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Rate loan and for a period equal to the relevant "Interest Period" (hereinafter defined) are offered generally to the Bank (rounded upward if necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two banking days prior to the commencement of each Interest Period, such rate to remain fixed for such Interest Period; and "Interest Period" shall mean successive one, two, three or sixth month periods as selected from time to time by the Maker by notice given to the Bank not less than three banking days prior to the first day of each respective Interest Period; provided that: (a) each such one, two, three or sixth month period occuring after such initial period shall commence on the day on which the next preceding period expires; (b) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of the Note; and (c) if for any reason the Maker shall fail to select an Interest Period on a timely basis, then it shall be deemed to have selected a one month Interest Period, with the exception that if at any time an Interest Period expires less than one month before the maturity date of the Note, then, for the period commencing on such expiration date and ending on the maturity date, such LIBOR Rate shall convert to a loan bearing interest at the Prime Rate.

      (ii) The Bank's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if the Bank determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (a) U.S. dollar deposits of sufficient amount and maturity for funding any LIBOR Rate loan are not available to the Bank in the London Interbank Eurodollar market in the ordinary course of business, or (b) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Rate loan, the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate. If after the date hereof either (a) the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental regulation or any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to the Bank, makes it unlawful for the Bank to make or maintain any LIBOR Rate loan evidenced hereby or (b) for any other reason the LIBOR Rate loan funding becomes unavailable to the Bank, then the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%).

      (iii) If, for any reason, any LIBOR Rate loan is paid prior to the last banking day of its then-current Interest Period, the Maker agrees to indemnify the Bank against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by the Bank as a result of such prepayment. Of any Regulatory Change (whether or not having the force of law) shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, any other acquisition of funds or disbursements by, the Bank; (b) subject the Bank or any LIBOR Rate loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payment to the Bank of principal or interest due from the Maker to the Bank hereunder (other than a change of the taxation of the overall net inform of the Bank); or (c) impose on the Bank any other condition regarding such LIBOR Rate loan or the Bank's funding thereof, and the Bank shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to the Bank of making or maintaining such LIBOR Rate loan or to reduce the amount of principal or interest received by the Bank hereunder, then the Maker shall pay the Bank, on demand, such additional amounts as the Bank shall, from time to time, determine are sufficiant to compensate and indemnify the Bank for such increased cost or reduced amount.

If Maker shall fail to indicate an interest rate option as aforesaid for any loan advance, such advance shall be deemed to bear interest at the Prime Rate option as set forth above.

      5. Interest Payments. Interest on the unpaid principal balance of this Note, whether bearing interest at the Prime Rate or LIBOR Rate, shall be payable quarterly beginning on February 1, 2000. Any amount of principal or interest which is not paid when due, whether at the stated maturity, by acceleration or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to the then applicable Interest Rate plus two percent (2%).

      6. Principal Payments. Prepayments of Prime Rate loans are permitted at any time, together with all interest accrued thereon to the date of prepayment, without premium or penalty.

      7. Commitment Fee. Maker shall pay to the Bank a commitment fee in the amount of one-quarter of one percent (1/4%) per annum of the unused portion of the loan commitment evidenced by this Note, which fee shall be payable quarterly, in arrears, beginning on March 1, 2000.

      8. Indebtedness Prohibited. Maker shall not, directly or indirectly, be liable for, create, assume, incur or permit to exist any indebtedness whether as primary obligor, guarantor, surety or otherwise, including, without limitation, purchase money indebtedness except (a) indebtedness in favor of the Bank, and
(b) indebtedness for liens for taxes or other governmental charges incurred in the ordinary course of business.

      9. Reports. Maker shall maintain a standard and modern system of accounting, on the accrual basis of accounting and in all respects in accordance with generally accepted accounting principles ("GAAP"), and shall furnish to the Bank or its authorized representatives such information respecting the business affairs, operations and financial condition of the Maker as may be reasonably requested. Maker shall also deliver to the Bank the following:

            (A) Within forty-five (45) days after the end of each accounting quarter, a Call Report on Maker or any subsidiary as furnished to the appropriate regulatory authority, all in reasonable detail and certified by a principal financial officer of Maker that the statements fairly present the financial condition of Maker or any subsidiary as of the balance sheet date and the results of their operations for the period shown; and

            (B) Within one hundred twenty (120) days after the end of the end of the fiscal year of Maker, a copy of the annual audit report of Maker and any subsidiary, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, prepared, signed by and bearing an unqualified opinion of independent certified public accountants satisfactory to Bank; and

            (C) Promptly upon receipt thereof, copies of any other report submitted to Maker or its subsidiaries by certified public accountants in connection with any annual or interim audit of the books made by such accountants as from time to time may be reasonably requested by Bank; and

            (D) Promptly upon Bank's request, copies of all financial statements and reports sent by Undersigned or its subsidiaries to their stockholders and any and all regular and periodic reports that may be required to be filed by Maker or any subsidiary with the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corp., the Board of Governors of the Federal Reserve System and any other governmental agency having enforceable jurisdiction over the business and affairs of Maker or any subsidiary; and

            (E) With reasonable promptness, such other data and information as from time to time may be reasonably requested by Bank.

      10. Year 2000 Covenant. Maker has reviewed the areas within its business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Maker may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Maker believes that the Year 2000 Problem will not have a material adverse effect on Maker. Upon the request of the Bank from time to time, Maker shall provide the Bank with such updated information or documentation as the Bank may request indicating the status of its efforts to resolve the Year 2000 Problem.

      11. Prime Rate. If the designation of the interest rate includes the letter "P" or the term "Prime", such letter or term shall mean the rate in effect from time to time as set by the Bank, and called its Prime Rate. The effective date or any change in such Prime Rate shall for purposes hereof be the date the rate is changed by the Bank. The Bank shall not be obligated to give notice or any change in the Prime Rate, interest shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed, unless otherwise specified herein.


                                                 GREAT SOUTHERN BANCORP, INC.

                                                 By: /s/ Joseph W. Turner
                                                    ----------------------------
                                                 Its: President
                                                     ---------------------------


                                                 LASALLE BANK NATIONAL
                                                 ASSOCIATION

                                                 By: /s/
                                                    ----------------------------
                                                 Its: [OFFICER]
                                                     ---------------------------

                           MODIFICATION REVOLVING NOTE

Chicago, Illinois                                     Dated: As of June 26, 2000
$25,000,000                                           Due:      November 1, 2000

      This Modification Note is dated as of June 26, 2000, by and between GREAT SOUTHERN BANCORP, INC. (the "Maker") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), having an address of 135 South LaSalle Street, Chicago, Illinois 60603.

      A. The Bank made a loan to the Maker evidenced by a certain Revolving Note dated October 8, 1999 signed by the maker and payable to the order of the Bank, in the amount of Fifteen Million Dollars ($15,000,000) (the "Original Note") (collectively, the Original Note, as extended from time to time and as extended by this Modification Note, is referred to herein as the "Note"); and

      B. Maker desires to increase the amount of the loan, and the Bank is willing, subject to certain conditions, to such increase in accordance with the terms of this Modification Note.

      NOW, THEREFORE, in consideration of these premises and the conditions and covenants contained herein, the parties agree as follows:

      The indebtedness initially evidenced by the Original Note is hereby increased to Twenty Five Million Dollars ($25,000,000), shall be re-evidenced by this Modification Note and shall continue to be secured by all collateral securing the Original Note, including, without limitation, 100% of the common stock of Great Southern Bank and any stock splits, substitutions, proceeds or dividends thereon.

      This Modification Note is not being delivered in payment for the Original Note and is not intended to constitute a novation therefor. To the extent the provisions of this Modification Note are inconsistent or conflict with the terms of the Original Note or any other prior note evidencing the same indebtedness, the provisions of this Modification Note shall govern and control. In all other respects, the existing terms, conditions and provisions of the Original Note, including, without limitation, any late charges or expenses, remain in full force and effect and shall be incorporated by reference herein.

      If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday under the laws of the United States or the State of Illinois, the due date hereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension period.

      Upon the occurrence of any one or more of the following: (a) default in the payment of any installment when due hereunder, or (b) default under the Original Note, any prior note evidencing the same indebtedness, this Modification Note or any of the Loan Documents, or (c) default under any other agreement now existing or hereafter entered into between the Maker and the Bank, the holder of the Note, in its sole discretion, may declare the entire remaining balance on the Note, including all accrued and unpaid interest to be immediately due and payable. Failure to exercise this option shall not waive the right of the holder to exercise the same in the event of a later default.

      Demand, presentment, protest, notice of non-payment and protest are hereby waived by Maker.

      This Modification Note has been delivered and shall be deemed to have been made at Chicago, Illinois and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Illinois. Whenever possible each provision of the Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Note. Whenever in the Note there is reference made to Bank or Maker, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of the Note shall be binding upon and inure to the benefit of said successors and assigns, as applicable. Maker's successors and assigns shall include, without limitation a receiver, trustee or debtor-in-possession of or for Maker. All references to the singular shall be deemed to include the plural where the context so requires.

      If more than one party shall execute this Note, the term "Maker" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be, jointly and severally, obligated hereunder. As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the term "Maker" shall be so construed.

                              ADDITIONAL COVENANTS

      1. Minimum Loan Advances. All loan advances under this Note shall be in a minimum amount of $500,000.

      2. Interest Rate. The outstanding principal amount of this Note outstanding from time to time shall bear interest at the Interest Rate (as defined below). Interest shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. As used herein, the phrase "Interest Rate" shall mean, as applicable, the Prime Rate or the LIBOR Rate.

      3. Prime Rate. Subject to the right of Maker to convert the interest rate as provided in Section 4 below, the principal balance of this Note outstanding from time to time shall bear interest at the Prime Rate per annum. As used herein, the phrase "Prime Rate" means the rate in effect from time to time as set by the Bank and called its Prime Rate. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate is changed by the Bank. The Bank shall not be obligated to give notice of any change in the Prime Rate.

      4. Interest Rate Conversion Option. (a) Notwithstanding the foregoing, the Maker shall provide the Bank with written or oral notice to elect the LIBOR Rate (as defined below) plus one and one-quarter of one percent (1.25%).

      (b) LIBOR Rate. (i) For purposes hereof, the phrase "LIBOR Rate" means the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Rate loan and for a period equal to the relevant "Interest Period" (hereinafter defined) are offered generally to the Bank (rounded upward if necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two banking days prior to the commencement of each Interest Period, such rate to remain fixed for such Interest Period; and "Interest Period" shall mean successive one, two or three month periods as selected from time to time by the Maker by notice given to the Bank not less than three banking days prior to the first day of each respective Interest Period; provided that: (a) each such one, two or three month period occurring after such initial period shall commence on the day on which the next preceding period expires; (b) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of the Note; and (c) if for any reason the Maker shall fail to select an Interest Period on a timely basis, then it shall be deemed to have selected a one month Interest Period, with the exception that if at any time an Interest Period expires less than one month before the maturity date of the Note, then, for the period commencing on such expiration date and ending on the maturity date, such LIBOR Rate loan shall convert to a loan bearing interest at the Prime Rate.

      (ii) The Bank's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if the Bank determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (a) U.S. dollar deposits of sufficient amount and maturity for funding any LIBOR Rate loan are not available to the Bank in the London Interbank Eurodollar market in the ordinary course of business, or (b) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Rate loan, the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%). If after the date hereof either (a) the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental regulation or any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to the Bank, makes it unlawful for the Bank to make or maintain any LIBOR Rate loan evidenced hereby or (b) for any other reason the LIBOR Rate loan funding becomes unavailable to the Bank, then the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%).

      (iii) If, for any reason, any LIBOR Rate loan is paid prior to the last banking day of its then-current Interest Period, the Maker agrees to Indemnify the Bank against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by the Bank as a result of such prepayment. Of any Regulatory Change (whether or not having the force of law) shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, the Bank; (b) subject the Bank or any LIBOR Rate loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payment to the Bank of principal or interest due from the Maker to the Bank hereunder (other than a change of the taxation of the overall net inform of the Bank); or (c) impose on the Bank any other condition regarding such LIBOR Rate loan or the Bank's funding thereof, and the Bank shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to the Bank of making or maintaining such LIBOR Rate loan or to reduce the amount of principal or interest received by the Bank hereunder, then the Maker shall pay the Bank, on demand, such additional amounts as the Bank shall, from time to time, determine are sufficient to compensate and indemnify the Bank for such increased cost or reduced amount.

      If Maker shall fail to indicate an interest rate option as aforesaid for any loan advance, such advance shall be deemed to bear interest at the Prime Rate option as set forth above.

      5. Payments. This Note shall be repaid in quarterly installments of interest only beginning on August 1, 2000, and continuing on the same day of each quarter thereafter, with a final payment equal to the total principal balance then remaining unpaid, plus interest, on November 1, 2000. Any amount of principal or interest which is not paid when due, whether at the stated maturity, by acceleration or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to the then applicable Interest Rate plus two percent (2%).

      6. Principal Prepayments. Prepayments of Prime Rate loans are permitted at any time, together with all interest accrued thereon to the date of prepayment, without premium or penalty.

      7. Commitment Fee. Maker shall pay to the Bank a commitment fee in the amount of one-quarter of one percent (1/4%) per annum of the unused portion of the loan commitment evidenced by this Note, which fee shall be payable quarterly, in arrears, beginning on September 1, 2000.

      8. Indebtedness Prohibited. Maker shall not, directly or indirectly, be liable for, create, assume, incur or permit to exist any indebtedness whether as primary obligor, guarantor, surety or otherwise, including, without limitation, purchase money indebtedness except (a) indebtedness in favor of the Bank, and (b) indebtedness for liens for taxes or other governmental charges incurred in the ordinary course of business.

      9. Reports. Maker shall maintain a standard and modern system of accounting, on the accrual basis of accounting and in all respects in accordance with generally accepted accounting principles ("GAAP"), and shall furnish to the Bank or its authorized representatives such information respecting the business affairs, operations and financial condition of the Maker as may be reasonably requested. Maker shall also deliver to the Bank the following:

      (A) Within forty-five (45) days after the end of each accounting quarter, a Call Report on Maker or any subsidiary as furnished to the appropriate regulatory authority, all in reasonable detail and certified by a principal financial officer of Maker that the statements fairly present the financial condition of Maker or any subsidiary as of the balance sheet date and the results of their operations for the period shown; and

      (B) Within one hundred twenty (120) days after the end of the end of the fiscal year of Maker, a copy of the annual audit report of Maker and any subsidiary, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, prepared, signed by and bearing an unqualified opinion of independent certified public accountants satisfactory to Bank; and

      (C) Promptly upon receipt thereof, copies of any other report submitted to Maker or its subsidiaries by certified public accountants in connection with any annual or interim audit of the books made by such accountants as from time to time may be reasonably requested by Bank; and

      (D) Promptly upon Bank's request, copies of all financial statements and reports sent by Undersigned or its subsidiaries to their stockholders and any and all regular and periodic reports that may be required to be filed by Maker or any subsidiary with the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corp., the Board of Governors of the Federal Reserve System and any other governmental agency having enforceable jurisdiction over the business and affairs of Maker or any subsidiary; and

      (E) With reasonable promptness, such other data and information as from time to time may be reasonably requested by Bank.

      IN WITNESS WHEREOF, the Maker has executed this Modification Note on the day and year first above written.

                                             GREAT SOUTHERN BANCORP, INC.


                                             By: /s/ Joseph W. Turner
                                                --------------------------------
                                             Its: President
                                                 -------------------------------

INFORMATIONAL NOTICE
The Prime Rate on the date of this Note is 9.5% which Prime Rate is subject to change from time to time as provided in this Note.

                           MODIFICATION REVOLVING NOTE

Chicago, Illinois                                        Dated: November 1, 2000
$25,000,000                                              Due: November 1, 2001

      This Modification Note is dated as of November 1, 2000, by and between GREAT SOUTHERN BANCORP, INC. (the "Maker") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), having an address of 135 South LaSalle Street, Chicago, Illinois 60603.

      A. The Bank made a loan to the Maker evidenced by a certain Revolving Note dated October 8, 1999 signed by the Maker and payable to the order of the Bank, in the amount of $15,000,000, as modified by the Modification Revolving Note date June 26, 2000 in the amount of $25,000,000) (the "Original Note") (collectively, the Original Note, as extended from time to time and as extended by this Modification Note, is referred to herein as the "Note"); and

      B. Maker desires to extend the maturity date of the loan, and the Bank is willing, subject to certain conditions, to such extension in accordance with the terms of this Modification Note.

      NOW, THEREFORE, in consideration of these premises and the conditions and covenants contained herein, the parties agree as follows:

      The indebtedness initially evidenced by the Original Note shall be re-evidenced by this Modification Note and shall continue to be secured by all collateral securing the Original Note, including, without limitation, 100% of the common stock of Great Southern Bank and any stock splits, substitutions, proceeds or dividends thereon.

      This Modification Note is not being delivered in payment for the Original Note and is not intended to constitute a novation therefor. To the extent the provisions of this Modification Note are inconsistent or conflict with the terms of the Original Note or any other prior note evidencing the same indebtedness, the provisions of this Modification Note shall govern and control. In all other respects, the existing terms, conditions and provisions of the Original Note, including, without limitation, any late charges or expenses, remain in full force and effect and shall be incorporated by reference herein.

      If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday under the laws of the United States or the State of Illinois, the due date hereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension period.

      Upon the occurrence of any one or more of the following: (a) default in the payment of any installment when due hereunder, or (b) default under the Original Note, any prior note evidencing the same indebtedness, this Modification Note or any of the Loan Documents, or (c) default under any other agreement now existing or hereafter entered into between the Maker and the Bank, the holder of the Note, in its sole discretion, may declare the entire remaining balance on the Note, including all accrued and unpaid interest to be immediately due and payable. Failure to exercise this option shall not waive the right of the holder to exercise the same in the event of a later default.

      Demand, presentment, protest, notice of non-payment and protest are hereby waived by Maker.

      This Modification Note has been delivered and shall be deemed to have been made at Chicago, Illinois and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Illinois. Whenever possible each provision of the Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Note. Whenever in the Note there is reference made to Bank or Maker, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of the Note shall be binding upon and inure to the benefit of said successors and assigns, as applicable. Maker's successors and assigns shall include, without limitation a receiver, trustee or debtor-in-possession of or for Maker. All references to the singular shall be deemed to include the plural where the context so requires.

      If more than one party shall execute this Note, the term "Maker" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be, jointly and severally, obligated hereunder. As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the term "Maker" shall be so construed.

                              ADDITIONAL COVENANTS

      1. Minimum Loan Advances. All loan advances under this Note shall be in a minimum amount of $500,000.

      2. Interest Rate. The outstanding principal amount of this Note outstanding from time to time shall bear interest at the Interest Rate (as defined below). Interest shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. As used herein, the phrase "Interest Rate" shall mean, as applicable, the Prime Rate or the LIBOR Rate.

      3. Prime Rate. Subject to the right of Maker to convert the interest rate as provided in Section 4 below, the principal balance of this Note outstanding from time to time shall bear interest at the Prime Rate per annum. As used herein, the phrase "Prime Rate" means the rate in effect from time to time as set by the Bank and called its Prime Rate. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate is changed by the Bank. The Bank shall not be obligated to give notice of any change in the Prime Rate.

      4. Interest Rate Conversion Option. (a) Notwithstanding the foregoing, the Maker shall provide the Bank with written or oral notice to elect the LIBOR Rate (as defined below) plus one and one-quarter of one percent (1.25%).

      (b) LIBOR Rate. (i) For purposes hereof, the phrase "LIBOR Rate" means the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Rate loan and for a period equal to the relevant "Interest Period" (hereinafter defined) are offered generally to the Bank (rounded upward if necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two banking days prior to the commencement of each Interest Period, such rate to remain fixed for such Interest Period; and "Interest Period" shall mean successive one, two or three month periods as selected from time to time by the Maker by notice given to the Bank not less than three banking days prior to the first day of each respective Interest Period; provided that: (a) each such one, two or three month period occurring after such initial period shall commence on the day on which the next preceding period expires; (b) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of the Note; and (c) if for any reason the Maker shall fail to select an Interest Period on a timely basis, then it shall be deemed to have selected a one month Interest Period, with the exception that if at any time an Interest Period expires less than one month before the maturity date of the Note, then, for the period commencing on such expiration date and ending on the maturity date, such LIBOR Rate loan shall convert to a loan bearing interest at the Prime Rate.

      (ii) The Bank's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if the Bank determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (a) U.S. dollar deposits of sufficient amount and maturity for funding any LIBOR Rate loan are not available to the Bank in the London Interbank Eurodollar market in the ordinary course of business, or (b) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Rate loan, the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%). If after the date hereof either (a) the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental regulation or any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to the Bank, makes it unlawful for the Bank to make or maintain any LIBOR Rate loan evidenced hereby or (b) for any other reason the LIBOR Rate loan funding becomes unavailable to the Bank, then the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%).

      (iii) If, for any reason, any LIBOR Rate loan is paid prior to the last banking day of its then-current Interest Period, the Maker agrees to indemnify the Bank against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by the Bank as a result of such prepayment. Of any Regulatory Change (whether or not having the force of law) shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, the Bank; (b) subject the Bank or any LIBOR Rate loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payment to the Bank of principal or interest due from the Maker to the Bank hereunder (other than a change of the taxation of the overall net inform of the Bank); or (c) impose on the Bank any other condition regarding such LIBOR Rate loan or the Bank's funding thereof, and the Bank shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to the Bank of making or maintaining such LIBOR Rate loan or to reduce the amount of principal or interest received by the Bank hereunder, then the Maker shall pay the Bank, on demand, such additional amounts as the Bank shall, from time to time, determine are sufficient to compensate and indemnify the Bank for such increased cost or reduced amount.

      If Maker shall fail to indicate an interest rate option as aforesaid for any loan advance, such advance shall be deemed to bear interest at the Prime Rate option as set forth above.

      5. Payments. This Note shall be repaid as follows:

      (i) Interest on the portion of the unpaid principal balance bearing interest at the Prime Rate shall be payable quarterly in arrears, commencing on February 1, 2001 and continuing quarterly thereafter.

      (ii) Interest on each LIBOR Rate loan shall be payable on the last banking day of each Interest Period with respect thereto.

      (iii) A final payment equal to the total principal then remaining unpaid, plus accrued interest, shall be paid on November 1, 2001. Any amount of principal or interest which is not paid when due, whether at the stated maturity, by acceleration or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to the then applicable Interest Rate plus two percent (2%).

      6. Principal Prepayments. Prepayments of Prime Rate loans are permitted at any time, together with all interest accrued thereon to the date of prepayment, without premium or penalty.

      7. Commitment Fee. Maker shall pay to the Bank a commitment fee in the amount of one-quarter of one percent (1/4%) per annum of the unused portion of the loan commitment evidenced by this Note, which fee shall be payable quarterly, in arrears, beginning on December 1, 2000.

      8. Indebtedness Prohibited. Maker shall not, directly or indirectly, be liable for, create, assume, incur or permit to exist any indebtedness whether as primary obligor, guarantor, surety or otherwise, including, without limitation, purchase money indebtedness except (a) indebtedness in favor of the Bank, and
(b) indebtedness for liens for taxes or other governmental charges incurred in the ordinary course of business.

      9. Reports. Maker shall maintain a standard and modern system of accounting, on the accrual basis of accounting and in all respects in accordance with generally accepted accounting principles ("GAAP"), and shall furnish to the Bank or its authorized representatives such information respecting the business affairs, operations and financial condition of the Maker as may be reasonably requested. Maker shall also deliver to the Bank the following:

      (A) Within forty-five (45) days after the end of each accounting quarter, a Call Report on Maker or any subsidiary as furnished to the appropriate regulatory authority, all in reasonable detail and certified by a principal financial officer of Maker that the statements fairly present the financial condition of Maker or any subsidiary as of the balance sheet date and the results of their operations for the period shown; and

      (B) Within one hundred twenty (120) days after the end of the end of the fiscal year of Maker, a copy of the annual audit report of Maker and any subsidiary, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, prepared, signed by and bearing an unqualified opinion of independent certified public accountants satisfactory to Bank; and

      (C) Promptly upon receipt thereof, copies of any other report submitted to Maker or its subsidiaries by certified public accountants in connection with any annual or interim audit of the books made by such accountants as from time to time may be reasonably requested by Bank; and

      (D) Promptly upon Bank's request, copies of all financial statements and reports sent by Undersigned or its subsidiaries to their stockholders and any and all regular and periodic reports that may be required to be filed by Maker or any subsidiary with the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corp., the Board of Governors of the Federal Reserve System and any other governmental agency having enforceable jurisdiction over the business and affairs of Maker or any subsidiary; and

      (E) With reasonable promptness, such other data and information as from time to time may be reasonably requested by Bank.

      IN WITNESS WHEREOF, the Maker has executed this Modification Note on the day and year first above written.

                                        GREAT SOUTHERN BANCORP, INC.


                                        By: /s/ Rex A. Copeland
                                           -------------------------------------
                                        Its: Treasurer
                                            ------------------------------------
      INFORMATIONAL NOTICE

The Prime Rate on the date of this Note is 9.50% which Prime Rate is subject to change from time to time as provided in this Note.


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